Business combinations	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Business combinations
Note 27: Business combinations

Deutsche Bank’s Global Trust Solutions Acquisition
On March 29, 2018, the Bank concluded the acquisition of Deutsche Bank’s Global Trust Solutions (“GTS”) business, excluding its US operations, for net cash payments of $24.7 million (composed of an initial cash payment of $30.2 million followed by a refund of $5.5 million on May 29, 2018). The refund was received based upon the movement in the number of clients in the GTS portfolio between the time the acquisition was agreed upon and the conclusion of the acquisition, together with an adjustment based upon the net asset values of the companies transferred. Butterfield has taken over the ongoing management and administration of the GTS portfolio, comprising approximately 1,000 trust structures for some 900 private clients. Butterfield has also offered positions to all employees who are fully dedicated to GTS in the Cayman Islands, Guernsey, Switzerland, Singapore and Mauritius. The acquisition was undertaken to enhance the Bank's market presence in the global trust service market.

The Bank incurred transaction expenses related to this acquisition in the amount of $3.8 million, of which $1.9 million were expensed during the year ended December 31, 2018 (including $1.0 million of legal and professional fees) and $1.9 million were expensed during the year ended December 31, 2017 (including $1.6 million of legal and professional fees).

For the year ended December 31, 2018, the amount of revenues and net deficit relating to the acquired GTS operations that were not inextricably merged into the Bank’s operations were $6.5 million and $2.9 million respectively.

The assets acquired consist mainly of: customer relationships intangible assets, goodwill and accounts receivable. The liabilities assumed consist mainly of deferred revenues and accounts payable. Goodwill is made up of expected cash flows to be derived from new business and expected synergies resulting from leveraging existing support services and infrastructure within the Bank. The goodwill arising from the acquisition was allocated to reportable segments as per Note 9: Goodwill and other intangible assets.

As at March 29, 2018
Total consideration transferred	24,680

Assets acquired
Cash due from banks	3,958
Intangible assets (estimated useful life of 15 years)	16,932
Other assets	4,548
Total assets acquired	25,438

Liabilities acquired (included in Other liabilities on the balance sheet)	4,626

Excess purchase price (Goodwill)	3,868

Disclosure of the unaudited pro forma financial information to present a summary of the combined results of the Bank and GTS acquisition is impracticable for the year ended December 31, 2018. The disclosure is impracticable as the Bank does not have access to the complete historical revenue and expense data as it relates to GTS for the period preceding the acquisition.

Asset Acquisition
On February 15, 2018, the Bank announced that it had entered into an agreement to acquire Deutsche Bank's banking and custody business in the Cayman Islands, Guernsey and Jersey. During the year ended December 31, 2018, the Bank began to onboard certain customer deposits relating to the acquisition, and this activity was completed in the first half of 2019.

ABN AMRO (Channel Islands) Limited Acquisition
On April 25, 2019, the Bank announced that it entered into an agreement to acquire all the outstanding shares of ABN AMRO (Channel Islands) Limited (“ABN AMRO Channel Islands”), the Channel Islands-based banking subsidiary of ABN AMRO Bank N.V. via one of the Bank's subsidiaries, Butterfield Bank (Guernsey) Limited. ABN AMRO Channel Islands offers banking, investment management and custody products to three distinct client groups, including trusts, private clients, and funds.

This agreement is part of the Bank's strategy to grow through acquisitions in offshore markets where the Bank already has scale and expertise in order to create an organization with a widened and diversified offering.

On July 15, 2019, the transaction completed as planned and the aggregate purchase price of £160.7 million ($201.1 million) was paid in cash. During 2020, it is expected that ABN AMRO Channel Islands' business and employees will be integrated with the existing Butterfield Guernsey operations and operate under the Butterfield name. In addition to the figures noted below, on July 15, 2019, ABN AMRO Channel Islands had estimated clients' assets under management and custody of $4.7 billion.

The fair value of the net assets acquired and allocation of purchase price is summarized as follows:

As at July 15, 2019
Total consideration transferred	201,107

Assets acquired
Cash due from banks	3,016,859
Loans	654,503
Intangible assets - Customer relationships	24,371
Other assets	31,674
Total assets acquired	3,727,407

Liabilities assumed
Deposits	(3,493,239)
Other liabilities	(33,061)
Total liabilities assumed	(3,526,300)

Excess purchase price (Goodwill)	—

The acquired customer relationships intangible assets have an estimated finite useful life of 15 years.

The Bank incurred legal and professional transaction expenses related to this acquisition in the amount of $5.4 million all of which were incurred and expensed during the year ended December 31, 2019.

For the period beginning on July 15, 2019 (i.e. acquisition date) to December 31, 2019, the amount of revenues and earnings relating to the acquired ABN AMRO Channel Islands operations that were not inextricably merged into the Bank’s operations were $13.7 million and a net income of $1.5 million respectively.

The following selected unaudited pro forma financial information has been provided to present a summary of the combined results of the Bank and the acquired ABN AMRO Channel Islands operations, assuming the transaction had been effected on January 1, 2018. The unaudited pro forma data is for informational purposes only and does not necessarily represent results that would have occurred if the transaction had taken place on the basis assumed above. The pro forma financial information has been prepared based on the actual results realized by ABN AMRO Channel Islands from January 1, 2017 to July 15, 2019, and results estimated at the time of acquisition.

	Year ended
Unaudited pro forma financial information	December 31, 2019	December 31, 2018
Total net revenue	555,341	563,786
Total non-interest operating (expense)	(372,796)	(351,320)
Pro forma net income post business combination	182,545	212,466